Exhibit F - Schedule 1(f)                                                     71

COMPANY-
   ID                 NAME OF COMPANY                  OLD COMPANY NAME                 ORGANIZATION
   --                 ---------------                  ----------------                 ------------
 2124    BCC Business Communication Company GmbH BCC-Braunschweiger              Private Limited Company
                                                 Communication Carrier GmbH

 3036    Niedersachsische Energie- Agentur GmbH  Niedersachsische Energie-       Private Limited Company
                                                 Agentur GmbH

 2177    Stadtwerke Neustadt a. Rbge. GmbH & Co. Stadtwerke Neustadt a. Rbge.    Limited Partnership with
         KG                                      GmbH                            a Private Limited Liability
                                                                                 Company as General Partner

 3052    Stromversorgung Zerbst GmbH & Co. KG    Stromversorgung Zerbst GmbH     Limited Partnership with a
                                                                                 Private Limited Liability
                                                                                 Company as General Partner

 2126    UZH-Abwassertechnik GmbH                UZH-Abwassertechnik GmbH        Private Limited Company

  783    EAM Energie AG                          Energie-Aktiengesellschaft      Limited Corporation
                                                 Mitteldeutschland EAM

20330    EAM Natur GmbH                          BioKomp Verwertungsgesellschaft Private Limited Company
                                                 mbH

 2259    Kommunale Energieversorgung GmbH        KEV Kommunale Energieversorgung Private Limited Company
         Eisenhuttenstadt                        Eisenhuttenstadt GmbH

 2454    EBY Port 2 GmbH                         E.ON Energie 7. Beteiligungs    Private Limited Company
                                                 -GmbH

 2585    EBY Port 3 GmbH                         Ostbayerische Energieanlagen    Private Limited Company
                                                 GmbH

 2488    Energieversorgung Alzenau GmbH (EVA)    EVA Energieversorgung           Private Limited Company
                                                 Alzenau GmbH

 2541    Strom Germering mbH                     Stromgesellschaft Germering mbH Private Limited Company

 2414    E.ON Energie Real Estate GmbH & Co.     E.ON Energie Immobilien GmbH    Limited Partnership with a
         Alpha KG                                & Co. Alpha KG                  Private Limited Liability
                                                                                 Company as General Partner

 2415    E.ON Energie Real Estate GmbH & Co.     E.ON Energie Immobilien GmbH    Limited Partnership with a
         Beta KG                                 & Co. Beta KG                   Private Limited Liability
                                                                                 Company as General Partner

 2416    E.ON Energie Real Estate GmbH & Co.     E.ON Energie Immobilien GmbH &  Limited Partnership with a
          Gamma KG                               Co. Gamma KG                    Private Limited Liability
                                                                                 Company as General Partner

  402    E.ON Hanse AG                           SCHLESWAG Aktiengesellschaft    Limited Corporation

20294    Energie und Wasser Wahlstedt/Bad        Energie- und Wasserversorgung   Limited Partnership with a
         Segeberg GmbH & Co. KG (ews)            Bad Segeberg GmbH               Private Limited Liability
                                                                                 Company as General Partner

 2038    Service Plus Recycling GmbH             SCHLESWAG Recycling GmbH        Private Limited Company

 2445    DEL-WATT Kft. i.L.                      DEL-WATT Kft.                   Limited Company

  778    Gemeinschaftskernkraftwerk Grohnde      Gemeinschaftskernkraftwerk      General Partnership
         GmbH & Co. oHG                          Grohnde Betriebsfuhrungsgesell
                                                 schaft mit besc

  337    Kernkraftwerk Brokdorf GmbH & Co. oHG   Kernkraftwerk Brokdorf          General Partnership
                                                 Gesellschaft mit beschrankter
                                                 Haftung

  785    Kernkraftwerk Brunsbuttel GmbH & Co.    Kernkraftwerk Brunsbuttel GmbH  General Partnership
         oHG

  782    Kernkraftwerk Krummel GmbH & Co. oHG    Kernkraftwerk Krummel GmbH      General Partnership

  404    Kernkraftwerk Stade GmbH & Co. oHG      Kernkraftwerk Stade             General Partnership
                                                 Gesellschaft mit
                                                 beschrankter Haftung

  818    Deutsche Gesellschaft fur               Deutsche Gesellschaft fur       ?
         Wiederaufarbeitung von Kernbrennstoffen Wiederaufarbeitung von
         AG & Co. oHG                            Kernbrennstoffen mbH

 2107    RWE Power und E.ON Kernkraft            KLE-Kraftwerksverwaltungs-oHG,  General Partnership
         Kraftwerksbeteiligung-oHG               RWE Power und E.ON Kernkraft

COMPANY-          STATE OF                                             STAKE RELATED
   ID           ORGANIZATION            TYPE OF BUSINESS                 TO E.ON AG
   --           ------------            ----------------                 ----------
 2124           Germany       Telecommunications Services Provider         60.192

 3036           Germany       Renewable Energy Consulting Company          16.536

 2177

                Germany       Provider of Multi-Utility Services           16.470

 3052           Germany       Electricity Generator/Transporter/           19.843
                              Distributor

 2126           Germany       Provider of Multi-Utility Services           66.145

  783           Germany       Electricity, Gas, Heating and Water
                              Distribution and Supply Company              73.340

20330           Germany       Compost recycling                            73.340

 2259           Germany       Municipal Multi-Utility                      34.524


 2454           Germany       Inactive                                     98.833

 2585           Germany       Provider of Multi-Utility Services           98.833

 2488           Germany       Municipal Multi-Utility                      68.689

 2541           Germany       Inactive                                     88.949

 2414

                Germany       Property Manager                            100.000

 2415

                Germany       Property Manager                            100.000

 2416

                Germany       Property Manager                            100.000

  402           Germany       Multi-Utility                                73.820

20294

                Germany       Municipal Multi-Utility                      36.983

 2038           Germany       Provider of Waste                            73.820
                              Collection and Disposal Services

 2445           Hungary       Electricity Supply/Gas Distribution          92.350
                              Company

  778           Germany       Nuclear Power Plant Owner                    83.335


  337           Germany       Nuclear Power Plant Owner                    80.000


  785           Germany       Nuclear Power Plant Owner                    33.330

  782           Germany       Nuclear Power Plant Owner                    50.000

  404           Germany       Nuclear Power Plant Owner                    66.670



  818           Germany       Spent Nuclear Fuel Reprocessor               41.545

 2107           Germany       Power Plant Manager                          12.500



EXHIBIT F - SCHEDULE 1(f)                                                     72

                                                                                                                         STATE OF
COMPANY-ID                 NAME OF COMPANY                         OLD COMPANY NAME              ORGANIZATION          ORGANIZATION
------------------------------------------------------------------------------------------------------------------------------------
20430       Uranit Beteiligungs-GmbH                    E.ON Energie 10. Beteiligungs-GmbH  Private Limited Company  Germany

  416       BauMineral GmbH                             BauMineral GmbH Herten              Private Limited Company  Germany

 2742       Energos Oberhavel GmbH                      BEV Braunschweiger Entsorger        Private Limited Company  Germany
                                                        Verbund GmbH

  104       Mullheizkraftwerk Goppingen GmbH            Gipswerk Scholven GmbH              Private Limited Company  Germany

20314       TRABA Germania GmbH                         TRABA Germania GmbH                 Private Limited Company  Germany

  271       WBG GmbH                                    Wohnungsbaugesellschaft             Private Limited Company  Germany
                                                        niedersachsischer Braunkohlewerke
                                                        mbH

20436       AWE-Arkona-Windpark Entwicklungs-GmbH       E.ON Energie 16. Beteiligungs-GmbH  Private Limited Company  Germany

 2167       VEBA Kraftwerke Ruhr International Power
            Development GmbH                            E.ON Kraftwerke Ruhr International  Private Limited Company  Germany
                                                        Power Development GmbH

20337       Windpark Schnellin GmbH & Co. KG            Windpark Schnellin GmbH             Limited Partnership      Germany
                                                                                            with a Private Limited
                                                                                            Liability Company as a
                                                                                            General Partner

 2191       Windpark Schnellin Verwaltungs-GmbH         E.ON Energie 5.                     Private Limited Company  Germany
                                                        Beteiligungsgesellschaft mbH

20500       E.ON Kraftwerke Beteiligungs-GmbH           Johanna 4 Vermogensverwaltungs      Private Limited Company  Germany
                                                        GmbH

 2664       STEAG AG - RWE Power AG - E.ON Energie AG   STEAG - RWE Energie AG -            General Partnership      Germany
            Warmeerzeugung Zwickau oHG                  Bayernwerk AG Warmeerzeugung
                                                         Zwickau oHG

 2673       TEAG Entsorgung GmbH                        TEAG Entsorgung GmbH                Private Limited Company  Germany

  379       Volkswagen AG PreussenElektra AG oHG        Volkswagen AG PreussenElektra AG    General Partnership      Germany
                                                        oHG

20432       E.ON Sales & Trading - RWE-Beteiligungs-    E.ON Energie 12. Beteiligungs-GmbH  Private Limited Company  Germany
            GmbH

 2708       E.ON Sales and Trading - Union Fenosa       RWE und Union Fenosa Beteiligungs-  Private Limited Company  Germany
            Beteiligungs-GmbH                           GmbH

  408       E.ON Westfalen Weser AG                     PESAG Aktiengesellschaft            Limited Corporation      Germany

20386       Nord Energie GmbH                           Nord Energie-Handelsgesellschaft    Private Limited Company  Germany
                                                        mbH

 2631       is:energy slovakia s.r.o.                   Slovakia Ekospol sro.               Limited Liability        Slovakia
                                                                                            Company

 2572       MESKAL Grundstucksverwaltungs-oHG           MESKAL Grundstucks-                 General Partnership      Germany
                                                        Verwaltungsgesellschaft mbH & Co.
                                                        OHG

 2111       E.ON Audit Services GmbH                    PfE Prufungsgesellschaft fur        Private Limited Company  Germany
                                                        Energieversorgungsunternehmen mbH

20469       Biomassekraftwerk Delitzsch GmbH            BMKW Delitzsch GmbH                 Private Limited Company  Germany

20300       TEAG Management GmbH                        Nordsachsische Energie-Vertriebs-   Private Limited Company  Germany
                                                        und Service-Gesellschaft mbH (NES)

 8728       E.ON Nordic Holding GmbH                    E.ON Venture 1.                     Private Limited Company  Germany
                                                        Verwaltungsgesellschaft

20308       E.ON Finland Oy                             Espoon Sahko                        Public Limited           Finland
                                                                                            Corporation

20484       Sydkraft EC Sp.z o.o.                       Energetyka Cieplna Sp. Zo. O        Limited Liability        Poland
                                                                                            Company

20106       Sydkraft Nat AB                             Sydkraft Elnat Syd AB               Stock Company            Sweden

20365       Sydkraft Nat Kungsbacka AB                  Sydkraft Kungsbacka AB              Stock Company            Sweden

20094       Sydkraft Nat Vastbo AB                      Vastbo Kraft AB                     Stock Company            Sweden

20123       OF Ostersjokraft AB                         OF Ostersjokraft AB                 Stock Company            Sweden

                                                           STAKE
                                                          RELATED
                                                          TO E.ON
COMPANY-ID               TYPE OF BUSINESS                   AG
-----------------------------------------------------------------
20430       Holding of Uranit GmbH                        100.000

  416       Mining and Construction Material Seller        99.919

 2742       Inactive                                       54.251

  104       Gypsum Processor                               99.919

20314       Disposal of Waste                              84.931

  271       Worker Housing Management Services Company     97.921

20436       Developer of Renewable Energy Solutions        97.921

 2167       Energy Project Developer                       99.919

20337       Wind Energy Utility                            99.919

 2191       Inactive                                       99.919

20500       Holding Company for Energyrelated Business     99.919

 2664       Heat Supplier                                  19.983

 2673       Environmental, Waste water, Disposal Project   99.919
            Developer

  379       Inside-the-fence Industrial Power Facility     94.923
            Owner

20432       Holding Company for Shares in RWE             100.000
            Aktiengesellschaft

 2708       Inactive                                      100.000

  408       Multi-Utility                                  62.850

20386       Disposal of Waste                              62.850

 2631       Environmental, Waste water, Disposal Project   35.315
            Developer

 2572       Leasing Company; Property Manager              90.000

 2111       Provider of Audit Services                     87.445

20469       Biomass Power Plant Operator (in building)     47.165

20300       Provider of Multi-Utility Services             72.650

 8728       Holding Company                               100.000

20308       Multi Utility (Generation of power and heat,   65.560
            distribution and sales of power, heat and
            gas)

20484       District Heating                               34.939

20106       Power Plant Owner and Operator                 55.170

20365       Energy Marketer/Supplier                       55.170

20094       Power Plant Owner and Operator                 54.993

20123       Heat Production or Distribution Company        44.136

EXHIBIT F - SCHEDULE 1(f)                                                     73

                                                                                          STATE OF                     STAKE RELATED
COMPANY-ID           NAME OF COMPANY             OLD COMPANY NAME       ORGANIZATION    ORGANIZATION  TYPE OF BUSINESS  TO E.ON AG
----------           ---------------             ----------------       ------------    ------------  ---------------- -------------
    20474  FleetPartner Nordic AB            El-schakt i Goteborg AB   Stock Company   Sweden         Vehicle owner          55.170
    20133  Sydkraft Term Sp.z o.o            Sydkraft Polska Sp.zo.o   Limited
                                                                       Liability
                                                                       Company         Poland         Power Plant
                                                                                                      Owner and
                                                                                                      Operator               55.170
    20506  Sydkraft Varme Harjedalens AB     Harjedalens Energi AB     Stock Company   Sweden         District Heating       55.170
    20145  Sydkraft Varme Vannas AB          Krafttransport AB         Stock Company   Sweden         Inactive               55.170
    20089  Sydkraft Vatten AB                Osby Energihandel AB      Stock Company   Sweden         Power Plant
                                                                                                      Owner and
                                                                                                      Operator               55.170
    20221  WM-data Utilities AB              WM-Data AB                Stock Company   Sweden         Power Plant
                                                                                                      Owner and
                                                                                                      Operator               22.068
     1127  Powergen Ltd                      Powergen plc              Private
                                                                       Limited Company United Kingdom Holding Company       100.000
     5792  East Midlands Electricity Ltd     Spark Ventures Ltd        Private Limited
                                                                       Company         United Kingdom Holding Company       100.000
     5596  Ergon Power Ltd                   Kinetica Ltd              Private Limited
                                                                       Company         United Kingdom Dormant               100.000
     5615  Kinetica Ltd                      Ergon Power Ltd           Private Limited
                                                                       Company         United Kingdom Dormant               100.000
     5622  PGEN Distribution Ltd             Lincoln Green Energy Ltd  Private Limited
                                                                       Company         United Kingdom Dormant               100.000
     5621  PGEN Networks Ltd                 Kinesis Resource Ltd      Private Limited
                                                                       Company         United Kingdom Dormant               100.000
     5808  Cell Site Connection Services Ltd Powergen Power No. 5. Ltd Private Limited
                                                                       Company         United Kingdom Dormant               100.000
     5558  Lincoln Green Energy Ltd          Inputrapid Ltd            Private Limited
                                                                       Company         United Kingdom Dormant               100.000
     5822  TXU Europe Ironbridge Ltd         TXU Ironbridge Ltd        Private Limited
                                                                       Company         United Kingdom Dormant               100.000
     5818  Powergen Retail Gas (Northwest)
           Ltd                               TXU Europe (AET) Ltd      Private Limited
                                                                       Company         United Kingdom Gas Transporter       100.000
     5812  Powergen Retail Gas (Eastern) Ltd Ownlabel Energy Ltd       Private Limited
                                                                       Company         United Kingdom Gas Purchaser         100.000
     5778  Utility Debt Services Ltd         Powergen Weather Ltd      Private Limited
                                                                       Company         United Kingdom Dormant               100.000
     5541  Powergen Weather Ltd              Utility Debt Services Ltd Private Limited
                                                                       Company         United Kingdom Dormant               100.000
     8729  E.ON US Holding GmbH              E.ON US Verwaltungs GmbH  Private Limited
                                                                       Company         Germany        Holding Company       100.000
     5501  LG&E Energy LLC                   LG&E Energy Corp.         Limited
                                                                       Liability
                                                                       Company         United States
                                                                                       Of America                           100.000
      291  Ruhrgas Holding GmbH              E.ON Telecom GmbH         Private Limited
                                                                       Company         Germany        Holding Company       100.000
    20004  Energie Waldeck-Frankenberg GmbH  Verbandselektrizitatswerk
                                             Waldeck-Frankenberg GmbH  Private Limited
                                                                       Company         Germany        Municipal
                                                                                                      Multi-Utility          48.076
      805  Energieversorgung Lohr-Karlstadt
           und Umgebung GmbH & Co. KG        Energieversorgung
                                             Lohr-Karlstadt und
                                             Umgebung GmbH             Limited
                                                                       Partnership
                                                                       with a Private
                                                                       Limited
                                                                       Liability
                                                                       company as a
                                                                       General Partner Germany        Electric and
                                                                                                      Gas Municipal
                                                                                                      Utility                47.209
     2475  Energieversorgung Ostbevern GmbH
           & Co KG                           Energieversorgung
                                             Ostbevern GmbH            Limited
                                                                       Partnership
                                                                       with a Private
                                                                       Limited
                                                                       Liability
                                                                       company as a
                                                                       General Partner Germany        Provider of
                                                                                                      Multi-Utility
                                                                                                      Services               51.352
      798  GEW Wilhelmshaven GmbH            Gas- und
                                             Elektrizitatswerke
                                             Wilhelmshaven GmbH        Private Limited
                                                                       Company         Germany        Electric and Gas
                                                                                                      Municipal
                                                                                                      Utility                47.209
     2093  Halberstadtwerke GmbH             Stadtwerke Halberstadt
                                             GmbH                      Private Limited
                                                                       Company         Germany        Municipal
                                                                                                      Multi-Utility          24.086
     2560  Stadtwerke Bad Harzburg GmbH      Kur- und
                                             Wirtschaftsbetriebe der
                                             Stadt Bad Harzburg GmbH   Private Limited
                                                                       Company         Germany        Gas and Water
                                                                                                      Distribution
                                                                                                      Utility                47.209
     2647  Stadtwerke GmbH Kirchheimbolanden Stadtwerke
                                             Kirchheimbolanden GmbH    Private Limited
                                                                       Company         Germany        Municipal
                                                                                                      Multi-Utility          19.269
     2659  Stadtwerke Telgte GmbH & Co. KG   Stadtwerke Telgte GmbH    Limited
                                                                       Partnership
                                                                       with a Private
                                                                       Limited
                                                                       Liability
                                                                       company as a
                                                                       General Partner Germany        Municipal
                                                                                                      Multi-Utility          67.442
     2440  Thuga Italia S.r.l.               Thuga Italia GmbH         Private Limited
                                                                       Company         Italy          Holding Company        96.356
     2461  Energas S.p.A.                    ENERGAS AG                Public Limited
                                                                       Company         Italy          Gas Distribution
                                                                                                      Company                96.356
    20396  S.I.M.A. - Societa Italiana
           Metano Affini - S.r.l.            S.I.M.A. S.r.l.           Private Limited
                                                                       Company         Italy          Gas Supplier           96.346
     1307  VR Telecommunications Holding
           GmbH i.L.                         VR Telecommunications
                                             Holding GmbH              Private Limited
                                                                       Company         Germany        Holding Company        50.000
     1339  E.ON
           Viterra-Beteiligungsgesellschaft
           mbH                               VEBA Telecom
                                             Verwaltungsgesellschaft
                                             mbH                       Private Limited
                                                                       Company         Germany        Holding Company       100.000
     6486  Hellerhof GmbH                    Aktiengesellschaft
                                             Hellerhof                 Private Limited
                                                                       Company         Germany        Residential and
                                                                                                      Commercial
                                                                                                      Investment,
                                                                                                      Development and
                                                                                                      Services Company       13.170
      929  Viterra Baupartner GmbH           Viterra Baupartner AG     Private Limited
                                                                       Company         Germany        Real Estate
                                                                                                      Project Manager,
                                                                                                      Planner,
                                                                                                      Marketer              100.000
     8020  Viterra Development GmbH          Viterra Gewerbeimmobilien
                                             GmbH                      Private Limited
                                                                       Company         Germany        Real Estate
                                                                                                      Investment,
                                                                                                      Development and
                                                                                                      Service Company       100.000
     8113  BHS Projektentwicklungs-GmbH &
           Co. KG                            BHS Projektentwicklungs-
                                             GmbH & Co.                General
                                                                       Partnership     Germany        Chemical Company       46.500
     4111  Rohm Beteiligungsgesellschaft mbH Rohm Beteiligungsges. mbH Private Limited
                                                                       Company         Germany        Holding Company        46.500
     4073  RohMax Canada Inc.                RohMax Canada Co.         Corporation     Canada         Chemical Company       46.500
     4684  Sherkate Rang Va Loab Iran (i.L.) Sherkate Rang Va Loab
                                             Iran                      unknown         Iran           Chemical Company       18.600

EXHIBIT F - SCHEDULE 1(f)                                                     74

COMPANY-ID                  NAME OF COMPANY                         OLD COMPANY NAME                 ORGANIZATION
-------------------------------------------------------------------------------------------------------------------------
   8183     Jamshedpur Injection Powder Limited              Jamshedpur Injection Powder      Private Limited Company
                                                             Limited (Jamipol)
   4745     SKW Stahl-Technik Verwaltungs GmbH               SKW Metallurgie                  Private Limited Company
                                                             Vermogensverwaltungs-GmbH
   4056     Beijing Tianshi Special Chemical Technique Co.,  Tianshi Special Chemical Ltd.    Private Limited Company
            Ltd.
   4762     Degussa Eurasia OOO                              Stockhausen E.T.U. L.L.C         Limited Liability Company
   4053     Stockhausen Verwaltungs-GmbH                     Stockhausen                      Private Limited Company
                                                             Verwaltungsgesellschaft mbH
   4222     Stockhausen Asia Pt.                             P.T. Stockhausen Asia            Limited Liability Company
   4088     Creavis Ges. f. Technologie u. Innovation mbH    Creavis Gesellschaft fur         Private Limited Company
                                                             Technologie und Innovation mbH
   4677     Ogussa Ljubljana d.o.o. (i.L.)                   OGUSSA LJUBLJANA d.o.o.          Limited Liability Company
   4985     Degussa-AJ (shanghai) Initiators Co. Ltd.        Shanghai AJ Reagents Co. Ltd.    Limited Liability Company
   8230     Degussa Construction Chemicals (Europe) AG       MBT Holding AG                   Limited Corporation

   8393     Master Builders Technologies Egypt for           Master Builders Technologies     ?
            Construction Chemicals SAE                       Egypt for Construction Chem.
                                                             SAE (MBT Egypt)
   8434     Degussa Construction Chemicals Norge AS          MBT Laticrete AS                 Private Limited Company
   8318     Degussa Epitokemia Hungaria Kft.                 SKW MBT Hungary Construction     Private Limited Company
                                                             Systems Production &
                                                             Distribution Co Ltd.
   8394     Degussa Construction Chemicals Hrvatska d.o.o.   SKW-MBT d.o.o.                   Limited Liability Company
   8256     Degussa Stavebni hmoty s.r.o.                    MBT Stavebni hmoty s.r.o.        Limited Liability Company
   8342     Splice Sleeve Ltd.                               Splice Sleeve Japan, Ltd.        Private Limited Company
   8464     PCS Co., Ltd.                                    K.K. PCS                         Joint Stock Company
   8127     Contec Co., Ltd.                                 Contec Ltd.                      Private Limited Company
   8231     MBT Norge A/S                                    MBT Intl. UGC Norway             unknown
   8263     Relius Coatings GmbH & Co. KG                    Relius Coatings GmbH & Co.       General Partnership
   8272     RELIUS France SAS                                Schreiber Peintures S.A.         Limited Corporation (public
                                                                                              or private)
   8317     SKW Korea Chusik Hosea Ltd.(i.L.)                SKW Korea Chusik Hosea Ltd.      Private Limited Company
   8377     Degussa Construction Polymers GmbH               SKW Polymers GmbH                Private Limited Company
   8316     SKW Italia S.r.L. (i.L.)                         SKW Italia S.r.l.                Private Limited Company
   4069     Stockhausen Louisiana LLC                        Stockhausen Louisiana, Ltd.      Private Limited Company
   4672     Nilok Chemicals Inc. (i.L.)                      Nilok Chemicals, Inc.            Corporation
   4966     Degussa C-B, L.L.C.                              Degussa Carbon Black, LLC.       Limited Liability Company
   8120     Degussa Building Systems Inc.                    ChemRex Inc.                     Corporation
   8436     Degussa Building Systems LLC                     ChemRex LLC                      Limited Liability Company
   8207     Degussa Construction Chemicals Canada Ltd.       Master Builders Techn. Ltd.      Private Limited Company
   8273     Degussa Wall Systems Inc.                        Senergy, Inc.                    Corporation
   8416     Changshu Watson Bowman Rubber Co., Ltd. (i.L.)   Changshu Watson Bowman Rubber    Private Limited Company
                                                             Co. Ltd.
   8294     Degussa Food Ingredients US LLC                  Degussa Health & Nutrition       Limited Liability Company
                                                             Americas, LLC
   8285     Degussa Food Ingredients Canada, Inc.            Degussa Health & Nutrition       Corporation
                                                             Canada Inc.
   8328     Degussa Texturant Systems US, LLC                Degussa Texturant Systems        Limited Liability Company
                                                             Sales, LLC
   8293     Degussa Food Ingredients GmbH                    Degussa Health & Nutrition GmbH  Private Limited Company
   8379     Degussa BioActives Deutschland GmbH & Co. KG     Biogarde KG                      Limited Partnership
   8463     Lucas Meyer Ltda (i.L.)                          Lucas Meyer Ltda.                Limited Liability Company

                                                                 STAKE
                    STATE OF                                   RELATED TO
COMPANY-ID        ORGANIZATION          TYPE OF BUSINESS         E.ON AG
-------------------------------------------------------------------------
   8183     India                     Chemical Company           14.043
   4745     Germany                   Inactive                   46.500
   4056     China                     Chemical Company           39.525

   4762     Russia                    Chemical Company           46.500
   4053     Germany                   Chemical Company           46.500
   4222     Indonesia                 Chemical Company           46.495
   4088     Germany                   Arranges funding for       46.500
                                      research and
                                      development projects
   4677     Slovenia                  Produces and sells         46.500
                                      various chemical
                                      products
   4985     China                     Chemical Company           32.550
   8230     Switzerland               Chemical Company           46.500
   8393     Egypt                     Chemical Company           23.249

   8434     Norway                    Chemical Company           46.500
   8318     Hungary                   Chemical Company           46.500
   8394     Croatia                   Chemical Company           39.525
   8256     Czech Republic            Chemical Company           46.500
   8342     Japan                     Chemical Company           15.113
   8464     Japan                     Chemical Company           46.500
   8127     Japan                     Chemical Company           46.500
   8231     Norway                    Chemical Company           46.500
   8263     Germany                   Chemical Company           46.500
   8272     France                    Chemical Company           46.500
   8317     Korea, Rep. of South      Chemical Company           46.500
   8377     Germany                   Chemical Company           46.500
   8316     Italy                     Chemical Company           46.500
   4069     United States Of America  Produces and sells         46.500
                                      various chemical
                                      products
   4672     United States Of America  In Liquidation             46.500
   4966     United States Of America  Produces and sells         46.500
                                      carbon black
   8120     United States Of America  Chemical Company           46.500
   8436     United States Of America  Chemical Company           46.500
   8207     Canada                    Chemical Company           46.500
   8273     United States Of America  Chemical Company           46.500
   8416     China                     In Liquidation             23.715
   8294     United States Of America  Inactive                   46.500
   8285     Canada                    Chemical Company           46.500
   8328     United States Of America  Chemical Company           46.500
   8293     Germany                   Chemical Company           46.500
   8379     Germany                   Chemical Company           46.500
   8463     Brazil                    In Liquidation             44.364

EXHIBIT F - SCHEDULE 1(F)                                                   75

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


COMPANY-ID                 NAME OF COMPANY                       OLD COMPANY NAME               ORGANIZATION
---------------------------------------------------------------------------------------------------------------------
8376        Degussa Food Ingredients Deutschland GmbH      Degussa Health & Nutrition     Private Limited Company
                                                           Deutschland GmbH
8249        PBI Realty Corporation                         PBI Realty Corporation Inc.    Corporation
8415        Degussa Flavors & Fruit Systems Espana, S. L.  Degussa Health & Nutrition     Private Limited Company
                                                           Espana S.L.
4634        Degussa-Huls Lda.                              Degussa,  Lda.                 Quoted Company
4093        Westgas Verwaltungs-GmbH                       Westgas                        Private Limited Company
                                                           Verwaltungsgesellschaft mbH

4599        ASTA Medica OOO (i.L.)                         ASTA Medica OOO                ?
4118        Degussa Verwaltungs-GmbH                       Degussa Verwaltungs-AG         Limited Corporation
4777        Degussa SKW Co. Ltd.                           Degussa-Huls SKW Co.           unknown
4845        Degussa Amalgamation Ltd.                      Laporte Amalgamation Ltd.      Private Limited Company
4939        Laporte Industries Ltd. (dormant)              Laporte Industries Ltd.        Private Limited Company
                                                           (dormant company)
4940        Peroxide Chemie Ltd. (dormant)                 Peroxide Chemie Ltd. (dormant  Private Limited Company
                                                           company)
4915        Laporte Materials Barrow Ltd.                  Laporte Mats Barrow            unknown
4839        Degussa Stanlow Ltd.                           Laporte Performance Chemicals  unknown
                                                           Stanlow
4815        Degussa Knottingley UK Ltd                     Laporte Performance Chemicals  Private Limited Company
                                                           UK Ltd.
4914        Wendstone Chemicals Ltd.                       Wendstone                      Private Limited Company
4936        Worrall's Powders Ltd.                         Worrall's Powders              Private Limited Company
4975        Asian Bleaching Earth Company Ltd. (i.L.)      Asian Bleaching Earth Company  Private Limited Company
                                                           Ltd.
4830        Degussa Initiators LLC                         Aztec Peroxides LLC            Limited Liability Company
4883        Laporte Ireland Ltd. (i.L.)                    Laporte Ireland Ltd.           Private Limited Company
4827        Laporte TBS Ltd. (i.L.)                        Laporte TBS Ltd.               Private Limited Company
4842        Inspec Fine Chemicals Ltd.                     Inspec Fine Chemicals Ltd.     Private Limited Company
                                                           Four Ashes (Continuing)
4566        EFG (Elween + Frankenbach GmbH) (i.L.)         EFG - Elwenn + Frankenbach     Private Limited Company
                                                           GmbH
4568        ESCA Grundstucksverwaltungsgesellschaft KG     ESCA Grundstucks-              Limited Partnership
                                                           Verwaltungsgesellschaft KG
8158        Goldschmidt (UK) Ltd.                          Goldschmidt Ltd.               Private Limited Company
8260        Goldschmidt Sumi Asih, PT.                     PT Goldschmidt Sumi Asih JL    Limited Liability Company
                                                           Cempaka Jatimulya

3726        Klockner do Brasil Ltda.                       Klockner Industria e Comercio  Limited Liability Company
                                                           Ltda.
 747        E.ON Finance GmbH                              HIBERNIA Industriewerte GmbH   Private Limited Company





1302        E.ON RAG Beteiligungsgesellschaft mbH          VEBA Telecom Beteiligungs-GmbH Private Limited Company
1342        Gelsenberg Verwaltungs GmbH                    VEBA Zweite                    Private Limited Company
                                                           Verwaltungsgesellschaft mbH
 764        Gesellschaft fur Energiebeteiligung mbH i.L.   Gesellschaft fur               Private Limited Company
                                                           Energiebeteiligung mbH
8727        NFK Finanzcontor GmbH                          NFK Finanzkontor GmbH & Co.KG  Private Limited Company
8703        ONE Ges.m.b.H.                                 Connect Austria Gesellschaft   Private Limited Company
                                                           fur Telekommunikation
                                                           Ges.m.b.H.

                                                                                                                STAKE
                                                                    STATE OF                                  RELATED TO
COMPANY-ID                 NAME OF COMPANY                        ORGANIZATION           TYPE OF BUSINESS      E.ON AG
------------------------------------------------------------------------------------------------------------------------
8376        Degussa Food Ingredients Deutschland GmbH      Germany                   Chemical Company           46.500
8249        PBI Realty Corporation                         Philippines               Chemical Company           18.592
8415        Degussa Flavors & Fruit Systems Espana, S. L.  Spain                     Chemical Company           46.500
4634        Degussa-Huls Lda.                              Portugal                  Chemical Company           46.486
4093        Westgas Verwaltungs-GmbH                       Germany                   Property Manager;          46.500
                                                                                     Operates disposal
                                                                                     plants
4599        ASTA Medica OOO (i.L.)                         Russia                    In Liquidation             46.500
4118        Degussa Verwaltungs-GmbH                       Germany                   Inactive                   46.500
4777        Degussa SKW Co. Ltd.                           United Kingdom            Holding Company            46.500
4845        Degussa Amalgamation Ltd.                      United Kingdom            Holding Company            46.500
4939        Laporte Industries Ltd. (dormant)              United Kingdom            Inactive                   46.500
4940        Peroxide Chemie Ltd. (dormant)                 United Kingdom            Produces and sells         46.500
                                                                                     peroxide
4915        Laporte Materials Barrow Ltd.                  United Kingdom            Inactive                   46.500
4839        Degussa Stanlow Ltd.                           United Kingdom            Chemical Company           46.500
4815        Degussa Knottingley UK Ltd                     United Kingdom            Chemical Company           46.500
4914        Wendstone Chemicals Ltd.                       United Kingdom            Inactive                   46.500
4936        Worrall's Powders Ltd.                         United Kingdom            Inactive                   46.500
4975        Asian Bleaching Earth Company Ltd. (i.L.)      Thailand                  In Liquidation             46.500
4830        Degussa Initiators LLC                         United States Of America  Chemical Company           46.500
4883        Laporte Ireland Ltd. (i.L.)                    Ireland, Rep. Of          In Liquidation             46.500
4827        Laporte TBS Ltd. (i.L.)                        Ireland, Rep. Of          Finance Company            46.500
4842        Inspec Fine Chemicals Ltd.                     United Kingdom            Chemical Company           46.500
4566        EFG (Elween + Frankenbach GmbH) (i.L.)         Germany                   In Liquidation             34.875
4568        ESCA Grundstucksverwaltungsgesellschaft KG     Germany                   Property Manager;          46.500
                                                                                     Construction Company
8158        Goldschmidt (UK) Ltd.                          United Kingdom            Chemical Company           46.500
8260        Goldschmidt Sumi Asih, PT.                     Indonesia                 Conducts activities        34.875
                                                                                     related to specialty
                                                                                     chemicals
3726        Klockner do Brasil Ltda.                       Brazil                    Real Estate               100.000
 747        E.ON Finance GmbH                              Germany                   Managing Partner with     100.000
                                                                                     Liability for Hibernia
                                                                                     Industriewerte GmbH &
                                                                                     Co KG, Humboldt-
                                                                                     Verwaltungsgebaude
                                                                                     Mulheim
1302        E.ON RAG Beteiligungsgesellschaft mbH          Germany                   Holding Company           100.000
1342        Gelsenberg Verwaltungs GmbH                    Germany                   Inactive                  100.000
 764        Gesellschaft fur Energiebeteiligung mbH i.L.   Germany                   Manages Cash               50.250
8727        NFK Finanzcontor GmbH                          Germany                   Inactive                  100.000
8703        ONE Ges.m.b.H.                                 Austria                   Private Digital            50.100
                                                                                     Wireless Network
                                                                                     Operator/Marketer;
                                                                                     Telecommunications
                                                                                     Services Company
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